Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Fourth Quarter - 2009

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Fourth Quarter	1
Selected Financial Data - Full Year	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Fourth Quarter	5
Consolidated Statements of Operations - Full Year	6
Consolidated Balance Sheets	7
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Arrangements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Full Year	11 - 12
Statements of Operations - Consolidating - Fourth Quarter	13 - 14
Statements of Operations - PMA Insurance Group	15
Insurance Ratios - PMA Insurance Group	16
Components of Direct Premiums Written - PMA Insurance Group	17
Statements of Operations - Fee-based Business	18
Statements of Operations - Corporate & Other	19
Statements of Operations - Discontinued Operations	20

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	21
Operating Cash Flows - PMA Insurance Group	22
Operating Cash Flows - Fee-based Business	23

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	24

Other Information:
Industry Ratings and Market Information	25

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2008	2009	2009	2009	2009	Quarter

Direct Premiums Written	$129,713	$161,965	$108,994	$161,965	$118,272	-8.8%

Net Premiums Written	$97,313	$117,978	$80,302	$119,259	$84,366	-13.3%

Revenues:
Net premiums earned	$103,727	$104,930	$106,949	$102,428	$100,464	-3.1%
Claims service revenues	16,785	15,684	16,835	17,112	17,998	7.2%
Commission income	2,835	3,463	2,117	2,747	2,515	-11.3%
Net investment income	8,724	8,457	9,561	9,522	9,336	7.0%
Net realized investment gains (losses)	259	749	(472)	795	(558)	NM
Other revenues	356	176	190	259	458	28.7%
Total revenues	$132,686	$133,459	$135,180	$132,863	$130,213	-1.9%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$8,428	$15,187	$9,965	$13,616	$4,282	-49.2%
Fee-based Business	1,889	2,013	1,525	1,574	2,096	11.0%
Corporate & Other	(4,897)	(5,000)	(5,167)	(4,768)	(4,192)	14.4%
Pre-tax operating income	5,420	12,200	6,323	10,422	2,186	-59.7%
Income tax expense (benefit)	1,854	4,384	2,249	3,690	(19,680)	NM
After-tax operating income	3,566	7,816	4,074	6,732	21,866	NM
Net realized investment gains (losses) after tax	168	487	(307)	517	(363)	NM
Income from continuing operations	3,734	8,303	3,767	7,249	21,503	NM
Loss from discontinued operations after tax	(7,840)	(86)	(1,165)	(40)	(18,318)	NM
Net income (loss)	$(4,106)	$8,217	$2,602	$7,209	$3,185	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.11	$0.24	$0.13	$0.21	$0.68	NM
Realized gains (losses) after tax	0.01	0.02	(0.01)	0.01	(0.01)	NM
Income from continuing operations	0.12	0.26	0.12	0.22	0.67	NM
Loss from discontinued operations after tax	(0.25)	-	(0.04)	-	(0.57)	NM
Net income (loss)	$(0.13)	$0.26	$0.08	$0.22	$0.10	NM

Capitalization:
Debt	$129,380	$129,380	$129,380	$129,380	$143,380	10.8%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	365,547	374,007	377,505	384,958	392,005	7.2%
Total capitalization excluding FAS 115 unrealized gain (loss)	494,927	503,387	506,885	514,338	535,385	8.2%
FAS 115 unrealized gain (loss)	(20,891)	(22,737)	(8,507)	14,214	9,792	NM
Total capitalization including FAS 115 unrealized gain (loss)	$474,036	$480,650	$498,378	$528,552	$545,177	15.0%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$11.44	$11.61	$11.71	$11.94	$12.15	6.2%
Including FAS 115 unrealized gain (loss)	$10.78	$10.91	$11.45	$12.38	$12.46	15.6%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	26.1%	25.7%	25.5%	25.2%	26.8%	2.7%
Including FAS 115 unrealized gain (loss)	27.3%	26.9%	26.0%	24.5%	26.3%	-3.7%

Interest Coverage:
Income from continuing operations before interest
and income taxes to interest expense	3.12	6.17	3.36	5.63	1.68	-46.2%

Operating income from continuing operations before
interest and income taxes to interest expense	3.03	5.87	3.55	5.30	1.92	-36.6%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)
	Twelve	Twelve	% Change
	Months	Months	Twelve
	2009	2008	Months

Direct Premiums Written	$551,196	$517,429	6.5%

Net Premiums Written	$401,905	$414,237	-3.0%

Revenues:
Net premiums earned	$414,771	$390,217	6.3%
Claims service revenues	67,629	57,370	17.9%
Commission income	10,842	12,384	-12.5%
Net investment income	36,876	36,069	2.2%
Net realized investment gains (losses)	514	(4,724)	NM
Other revenues	1,083	2,841	-61.9%
Total revenues	$531,715	$494,157	7.6%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$43,050	$46,713	-7.8%
Fee-based Business	7,208	7,205	0.0%
Corporate & Other	(19,127)	(20,651)	7.4%
Pre-tax operating income	31,131	33,267	-6.4%
Income tax expense (benefit)	(9,357)	11,730	NM
After-tax operating income	40,488	21,537	88.0%
Net realized investment gains (losses) after tax	334	(3,071)	NM
Income from continuing operations	40,822	18,466	NM
Loss from discontinued operations after tax	(19,609)	(12,777)	-53.5%
Net income	$21,213	$5,689	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$1.26	$0.67	88.1%
Realized gains (losses) after tax	0.01	(0.09)	NM
Income from continuing operations	1.27	0.58	NM
Loss from discontinued operations after tax	(0.61)	(0.40)	-52.5%
Net income	$0.66	$0.18	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2009	2009	2009	2009	2009	2008

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.17	$0.38	$0.20	$0.32	$0.07	$0.97	$1.04

After-tax operating income	$0.11	$0.24	$0.13	$0.21	$0.68	$1.26	$0.67

Income from continuing operations	$0.12	$0.26	$0.12	$0.22	$0.67	$1.27	$0.58

Loss from discontinued operations after tax	(0.25)	-	(0.04)	-	(0.57)	(0.61)	(0.40)

Net income (loss)	$(0.13)	$0.26	$0.08	$0.22	$0.10	$0.66	$0.18

Diluted weighted average common
shares outstanding	31,968,555	32,020,346	32,231,391	32,244,469	32,250,573	32,186,402	32,038,781

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,965,806	32,211,133	32,238,944	32,241,620	32,251,120	32,251,120	31,965,806

Class A Common Stock prices:
High	$9.47	$7.20	$5.35	$6.33	$7.44	$7.44	$12.00
Low	$3.46	$3.50	$3.70	$4.27	$4.64	$3.50	$3.46
Close	$7.08	$4.17	$4.55	$5.69	$6.30	$6.30	$7.08

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PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2008	2009	2009	2009	2009	Quarter

Gross Premiums Written	$132,217	$164,070	$113,424	$164,339	$119,433	-9.7%

Net Premiums Written	$97,313	$117,978	$80,302	$119,259	$84,366	-13.3%

Revenues:
Net premiums earned	$103,727	$104,930	$106,949	$102,428	$100,464	-3.1%
Claims service revenues	16,785	15,684	16,835	17,112	17,998	7.2%
Commission income	2,835	3,463	2,117	2,747	2,515	-11.3%
Net investment income	8,724	8,457	9,561	9,522	9,336	7.0%
Net realized investment gains (losses)	259	749	(472)	795	(558)	NM
Other revenues	356	176	190	259	458	28.7%
Total revenues	132,686	133,459	135,180	132,863	130,213	-1.9%

Expenses:
Losses and loss adjustment expenses	70,671	75,775	73,494	70,158	71,783	1.6%
Acquisition expenses	16,521	17,198	19,508	16,046	17,282	4.6%
Operating expenses	34,379	24,385	31,540	30,235	34,213	-0.5%
Dividends to policyholders	2,762	646	2,311	2,786	2,918	5.6%
Interest expense	2,674	2,506	2,476	2,421	2,389	-10.7%
Total losses and expenses	127,007	120,510	129,329	121,646	128,585	1.2%

Pre-tax income	5,679	12,949	5,851	11,217	1,628	-71.3%

Income tax expense (benefit):
Current	(211)	244	265	220	(412)	-95.3%
Deferred	2,156	4,402	1,819	3,748	(19,463)	NM

Total income tax expense (benefit)	1,945	4,646	2,084	3,968	(19,875)	NM

Income from continuing operations	3,734	8,303	3,767	7,249	21,503	NM

Loss from discontinued operations after tax	(7,840)	(86)	(1,165)	(40)	(18,318)	NM

Net income (loss)	$(4,106)	$8,217	$2,602	$7,209	$3,185	NM

Pre-tax operating income from continuing operations	$5,420	$12,200	$6,323	$10,422	$2,186	-59.7%

After-tax operating income from continuing operations	$3,566	$7,816	$4,074	$6,732	$21,866	NM

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2009	2008	Months

Gross Premiums Written	$561,266	$528,915	6.1%

Net Premiums Written	$401,905	$414,237	-3.0%

Revenues:
Net premiums earned	$414,771	$390,217	6.3%
Claims service revenues	67,629	57,370	17.9%
Commission income	10,842	12,384	-12.5%
Net investment income	36,876	36,069	2.2%
Net realized investment gains (losses)	514	(4,724)	NM
Other revenues	1,083	2,841	-61.9%
Total revenues	531,715	494,157	7.6%

Expenses:
Losses and loss adjustment expenses	291,210	270,825	7.5%
Acquisition expenses	70,034	66,635	5.1%
Operating expenses	120,373	110,965	8.5%
Dividends to policyholders	8,661	6,306	37.3%
Interest expense	9,792	10,883	-10.0%
Total losses and expenses	500,070	465,614	7.4%

Pre-tax income	31,645	28,543	10.9%

Income tax expense (benefit):
Current	317	705	-55.0%
Deferred	(9,494)	9,372	NM

Total income tax expense (benefit)	(9,177)	10,077	NM

Income from continuing operations	40,822	18,466	NM

Loss from discontinued operations after tax	(19,609)	(12,777)	-53.5%

Net income	$21,213	$5,689	NM

Pre-tax operating income from continuing operations	$31,131	$33,267	-6.4%

After-tax operating income from continuing operations	$40,488	$21,537	88.0%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2009	2009	2009	2009

Assets:
Investments in fixed maturities available for sale	$719,048	$714,202	$737,606	$817,089	$791,355
Short-term investments	45,066	58,273	38,103	62,004	41,072
Other investments	8,127	13,832	21,073	22,669	30,226
Total investments	772,241	786,307	796,782	901,762	862,653

Cash	10,501	11,767	10,163	13,887	11,059
Accrued investment income	6,513	6,500	7,221	6,918	7,352
Premiums receivable	235,893	257,380	236,663	246,871	238,650
Reinsurance receivables	826,126	830,962	855,161	807,245	827,458
Prepaid reinsurance premiums	29,579	41,314	37,271	40,883	35,788
Deferred income taxes, net	138,514	135,496	126,397	110,358	139,782
Deferred acquisition costs	40,938	44,857	39,364	42,583	39,124
Funds held by reinsureds	51,754	54,166	54,312	56,623	58,935
Intangible assets	30,348	29,668	30,165	29,961	29,757
Other assets	116,646	119,361	123,460	126,015	112,181
Assets of discontinued operations	243,663	235,265	208,272	192,431	-
Total assets	$2,502,716	$2,553,043	$2,525,231	$2,575,537	$2,362,739

Liabilities:
Unpaid losses and loss adjustment expenses	$1,242,258	$1,256,435	$1,271,089	$1,259,940	$1,269,685
Unearned premiums	247,415	272,200	241,508	261,952	240,759
Debt	129,380	129,380	129,380	129,380	143,380
Accounts payable, accrued expenses
and other liabilities	216,266	219,189	222,359	250,304	249,787
Reinsurance funds held and balances payable	44,177	59,074	53,327	52,914	51,331
Dividends to policyholders	6,862	7,224	6,022	6,177	6,000
Liabilities of discontinued operations	271,702	258,271	232,548	215,698	-
Total liabilities	2,158,060	2,201,773	2,156,233	2,176,365	1,960,942

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	112,921	111,953	112,264	112,349	111,841
Retained earnings	140,184	143,291	145,500	152,670	155,747
Accumulated other comprehensive loss	(49,876)	(51,497)	(36,814)	(13,947)	(14,060)
Treasury stock, at cost	(29,663)	(23,567)	(23,042)	(22,990)	(22,821)
Total shareholders' equity	344,656	351,270	368,998	399,172	401,797
Total liabilities and shareholders' equity	$2,502,716	$2,553,043	$2,525,231	$2,575,537	$2,362,739

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2009	2009	2009	2009

Assets
Investments	$146,033	$137,317	$110,736	$100,296	$-
Cash	1,371	85	1,271	494	-
Reinsurance receivables	94,956	93,120	89,361	81,887	-
Other assets	1,303	4,743	6,904	9,754	-
Assets of discontinued operations	$243,663	$235,265	$208,272	$192,431	$-

Liabilities
Unpaid losses and loss adjustment expenses	$247,442	$235,568	$206,743	$193,051	$-
Other liabilities	24,260	22,703	25,805	22,647	-
Liabilities of discontinued operations	$271,702	$258,271	$232,548	$215,698	$-

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Arrangements
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2009	2009	2009	2009

Assets
Premiums receivable	$25,796	$38,833	$36,670	$33,337	$38,756
Reinsurance receivables	47,280	50,175	53,675	58,107	59,579
Prepaid reinsurance premiums	16,048	24,884	23,072	20,346	20,685
Deferred acquisition costs	748	1,269	1,081	902	964
Other assets	6,723	6,818	7,269	6,684	7,161

Liabilities
Unpaid losses and loss adjustment expenses	$49,494	$53,087	$57,367	$62,642	$65,165
Unearned premiums	19,667	29,430	26,866	23,512	24,073
Reinsurance funds held and balances payable	20,965	31,237	26,951	23,138	27,176
Other liabilities	10,116	11,392	12,081	12,620	14,481

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2009	2009	2009	2009

Balance Sheet
Balance, beginning of period	$43,317	$40,938	$44,857	$39,364	$42,583

Policy acquisition costs deferred	14,170	21,136	14,036	19,312	13,849
Amortization of policy acquisition costs	(16,549)	(17,217)	(19,529)	(16,093)	(17,308)
Net change	(2,379)	3,919	(5,493)	3,219	(3,459)

Balance, end of period	$40,938	$44,857	$39,364	$42,583	$39,124

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2009	2009	2009	2009	2009	2008

Total Investments & Cash
As reported	$782,742	$798,074	$806,945	$915,649	$873,712	$873,712	$782,742
Less:
Unrealized gain (loss) on
fixed maturities available for sale	(30,758)	(33,799)	(13,563)	19,501	12,201	12,201	(30,758)
Unrealized gain (loss) on other investments	(1,382)	(1,181)	475	2,367	2,863	2,863	(1,382)
Total adjusted investments & cash	814,882	833,054	820,033	893,781	858,648	858,648	814,882

Net Investment Income
As reported	$8,724	$8,457	$9,561	$9,522	$9,336	$36,876	$36,069
Less:
Interest on funds held	(479)	(288)	(511)	(463)	(406)	(1,668)	(2,159)
Total adjusted investment income	$9,203	$8,745	$10,072	$9,985	$9,742	$38,544	$38,228

Yield
As reported	4.38%	4.28%	4.77%	4.42%	4.17%	4.41%	4.45%
Investment portfolio	4.43%	4.25%	4.87%	4.66%	4.45%	4.57%	4.63%

Duration (in years)	3.2	3.5	4.3	4.2	4.3	4.3	3.2

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
Junior subordinated debt 1	$64,435	2033 - 2037
8.50% senior notes	54,900	2018
Notes payable	14,000	2010 - 20113
Surplus notes 2	10,000	2035
4.25% convertible debt	45	20224
Total long-term debt	$143,380

1	Weighted average interest rate on junior subordinated debt is 4.20% as of December 31, 2009.
2	Interest rate on surplus notes is 4.78% as of December 31, 2009.
3	Notes payable are for capital contributions to our former Run-off Operations, of which $4 million is payable in March 2010, $5 million in June 2010 and $5 million in June 2011.
4
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

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PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$561,856	$-	$(590)	$561,266

Net Premiums Written	$402,495	$-	$(590)	$401,905

Revenues:
Net premiums earned	$415,361	$-	$(590)	$414,771
Claims service revenues	-	68,751	(1,122)	67,629
Commission income	-	10,956	(114)	10,842
Net investment income	36,690	344	(158)	36,876
Other revenues	166	781	136	1,083
Total operating revenues	452,217	80,832	(1,848)	531,201

Losses and Expenses:
Losses and loss adjustment expenses	291,210	-	-	291,210
Acquisition expenses	70,147	-	(113)	70,034
Operating expenses	38,585	73,624	8,164	120,373
Dividends to policyholders	8,661	-	-	8,661
Total losses and expenses	408,603	73,624	8,051	490,278

Operating income (loss) before income taxes
and interest expense	43,614	7,208	(9,899)	40,923

Interest expense	564	-	9,228	9,792

Pre-tax operating income (loss)	$43,050	$7,208	$(19,127)	31,131

Net realized investment gains				514

Pre-tax income				$31,645

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$529,409	$-	$(494)	$528,915

Net Premiums Written	$414,731	$-	$(494)	$414,237

Revenues:
Net premiums earned	$390,711	$-	$(494)	$390,217
Claims service revenues	-	58,301	(931)	57,370
Commission income	-	12,435	(51)	12,384
Net investment income	35,431	540	98	36,069
Other revenues	2,138	334	369	2,841
Total operating revenues	428,280	71,610	(1,009)	498,881

Losses and Expenses:
Losses and loss adjustment expenses	270,825	-	-	270,825
Acquisition expenses	66,701	-	(66)	66,635
Operating expenses	36,946	64,405	9,614	110,965
Dividends to policyholders	6,306	-	-	6,306
Total losses and expenses	380,778	64,405	9,548	454,731

Operating income (loss) before income taxes
and interest expense	47,502	7,205	(10,557)	44,150

Interest expense	789	-	10,094	10,883

Pre-tax operating income (loss)	$46,713	$7,205	$(20,651)	33,267

Net realized investment losses				(4,724)

Pre-tax income				$28,543

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$119,575	$-	$(142)	$119,433

Net Premiums Written	$84,508	$-	$(142)	$84,366

Revenues:
Net premiums earned	$100,606	$-	$(142)	$100,464
Claims service revenues	-	18,236	(238)	17,998
Commission income	-	2,572	(57)	2,515
Net investment income	9,307	15	14	9,336
Other revenues	166	208	84	458
Total operating revenues	110,079	21,031	(339)	130,771

Losses and Expenses:
Losses and loss adjustment expenses	71,783	-	-	71,783
Acquisition expenses	17,308	-	(26)	17,282
Operating expenses	13,662	18,935	1,616	34,213
Dividends to policyholders	2,918	-	-	2,918
Total losses and expenses	105,671	18,935	1,590	126,196

Operating income (loss) before income taxes
and interest expense	4,408	2,096	(1,929)	4,575

Interest expense	126	-	2,263	2,389

Pre-tax operating income (loss)	$4,282	$2,096	$(4,192)	2,186

Net realized investment losses				(558)

Pre-tax income				$1,628

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$132,340	$-	$(123)	$132,217

Net Premiums Written	$97,436	$-	$(123)	$97,313

Revenues:
Net premiums earned	$103,850	$-	$(123)	$103,727
Claims service revenues	-	17,029	(244)	16,785
Commission income	-	2,848	(13)	2,835
Net investment income	8,613	143	(32)	8,724
Other revenues	18	59	279	356
Total operating revenues	112,481	20,079	(133)	132,427

Losses and Expenses:
Losses and loss adjustment expenses	70,671	-	-	70,671
Acquisition expenses	16,549	-	(28)	16,521
Operating expenses	13,875	18,190	2,314	34,379
Dividends to policyholders	2,762	-	-	2,762
Total losses and expenses	103,857	18,190	2,286	124,333

Operating income (loss) before income taxes
and interest expense	8,624	1,889	(2,419)	8,094

Interest expense	196	-	2,478	2,674

Pre-tax operating income (loss)	$8,428	$1,889	$(4,897)	5,420

Net realized investment gains				259

Pre-tax income				$5,679

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2008	2009	2009	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$132,340	$164,218	$113,566	$164,497	$119,575	$561,856	$529,409	-9.6%	6.1%

Net Premiums Written	$97,436	$118,126	$80,444	$119,417	$84,508	$402,495	$414,731	-13.3%	-3.0%

Revenues:
Net premiums earned	$103,850	$105,078	$107,091	$102,586	$100,606	$415,361	$390,711	-3.1%	6.3%
Net investment income	8,613	8,466	9,502	9,415	9,307	36,690	35,431	8.1%	3.6%
Other revenues	18	-	-	-	166	166	2,138	NM	-92.2%
Total operating revenues	112,481	113,544	116,593	112,001	110,079	452,217	428,280	-2.1%	5.6%

Losses and Expenses:
Losses and loss adjustment expenses	70,671	75,775	73,494	70,158	71,783	291,210	270,825	1.6%	7.5%
Acquisition expenses	16,549	17,217	19,529	16,093	17,308	70,147	66,701	4.6%	5.2%
Operating expenses	13,875	4,559	11,151	9,213	13,662	38,585	36,946	-1.5%	4.4%
Dividends to policyholders	2,762	646	2,311	2,786	2,918	8,661	6,306	5.6%	37.3%
Total losses and expenses	103,857	98,197	106,485	98,250	105,671	408,603	380,778	1.7%	7.3%

Operating income before income taxes
and interest expense	8,624	15,347	10,108	13,751	4,408	43,614	47,502	-48.9%	-8.2%

Interest expense	196	160	143	135	126	564	789	-35.7%	-28.5%

Pre-tax operating income	$8,428	$15,187	$9,965	$13,616	$4,282	$43,050	$46,713	-49.2%	-7.8%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Twelve Months	Twelve Months	Point Chg. 4th Quarter Better	Point Chg. Twelve Months Better

	2008	2009	2009	2009	2009	2009	2008	(Worse)	(Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	68.1%	72.1%	68.6%	68.4%	71.4%	70.1%	69.3%	(3.3)	(0.8)

Expense ratio:
Acquisition expenses	15.9%	16.4%	18.2%	15.7%	17.2%	16.9%	17.1%	(1.3)	0.2
Operating expenses	13.3%	4.4%	10.4%	9.0%	13.5%	9.3%	9.5%	(0.2)	0.2
Total expense ratio	29.2%	20.8%	28.6%	24.7%	30.7%	26.2%	26.6%	(1.5)	0.4

Policyholders' dividend ratio	2.7%	0.6%	2.2%	2.7%	2.9%	2.1%	1.6%	(0.2)	(0.5)
Combined ratio	100.0%	93.5%	99.4%	95.8%	105.0%	98.4%	97.5%	(5.0)	(0.9)

Net investment income ratio	-8.3%	-8.1%	-8.9%	-9.2%	-9.3%	-8.8%	-9.1%	1.0	(0.3)
Operating ratio	91.7%	85.4%	90.5%	86.6%	95.7%	89.6%	88.4%	(4.0)	(1.2)

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$510,323

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2008	2008	2008	2008	2008

Direct premium production	$146,608	$96,736	$150,547	$112,296	$506,187
Fronting premiums	8,143	2,113	2,776	21,800	34,832
Premium adjustments	(14,198)	370	(5,008)	(4,261)	(23,097)
Direct premiums written	$140,553	$99,219	$148,315	$129,835	$517,922

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2009	2009	2009	2009	2009

Direct premium production	$147,367	$102,212	$154,754	$108,169	$512,502
Fronting premiums	19,622	9,677	10,890	14,497	54,686
Premium adjustments	(4,876)	(2,753)	(3,521)	(4,252)	(15,402)
Direct premiums written	$162,113	$109,136	$162,123	$118,414	$551,786

PMA Capital Corporation
Statements of Operations - Fee-based Business
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2008	2009	2009	2009	2009	2009	2008	Quarter	Months

Revenues:
Claims service revenues	$17,029	$15,995	$17,122	$17,398	$18,236	$68,751	$58,301	7.1%	17.9%
Commission income	2,848	3,475	2,132	2,777	2,572	10,956	12,435	-9.7%	-11.9%
Net investment income	143	86	101	142	15	344	540	-89.5%	-36.3%
Other revenues	59	170	167	236	208	781	334	NM	NM
Total operating revenues	20,079	19,726	19,522	20,553	21,031	80,832	71,610	4.7%	12.9%

Expenses:
Operating expenses	18,190	17,713	17,997	18,979	18,935	73,624	64,405	4.1%	14.3%
Total expenses	18,190	17,713	17,997	18,979	18,935	73,624	64,405	4.1%	14.3%

Pre-tax operating income	$1,889	$2,013	$1,525	$1,574	$2,096	$7,208	$7,205	11.0%	0.0%

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2008	2009	2009	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$(123)	$(148)	$(142)	$(158)	$(142)	$(590)	$(494)	-15.4%	-19.4%

Net Premiums Written	$(123)	$(148)	$(142)	$(158)	$(142)	$(590)	$(494)	-15.4%	-19.4%

Revenues:
Net premiums earned	$(123)	$(148)	$(142)	$(158)	$(142)	$(590)	$(494)	-15.4%	-19.4%
Claims service revenues	(244)	(311)	(287)	(286)	(238)	(1,122)	(931)	2.5%	-20.5%
Commission income	(13)	(12)	(15)	(30)	(57)	(114)	(51)	NM	NM
Net investment income	(32)	(95)	(42)	(35)	14	(158)	98	NM	NM
Other revenues	279	6	23	23	84	136	369	-69.9%	-63.1%
Total operating revenues	(133)	(560)	(463)	(486)	(339)	(1,848)	(1,009)	NM	-83.2%

Expenses:
Acquisition expenses	(28)	(19)	(21)	(47)	(26)	(113)	(66)	7.1%	-71.2%
Operating expenses	2,314	2,113	2,392	2,043	1,616	8,164	9,614	-30.2%	-15.1%
Total expenses	2,286	2,094	2,371	1,996	1,590	8,051	9,548	-30.4%	-15.7%

Operating loss before income taxes
and interest expense	(2,419)	(2,654)	(2,834)	(2,482)	(1,929)	(9,899)	(10,557)	20.3%	6.2%

Interest expense	2,478	2,346	2,333	2,286	2,263	9,228	10,094	-8.7%	-8.6%

Pre-tax operating loss	$(4,897)	$(5,000)	$(5,167)	$(4,768)	$(4,192)	$(19,127)	$(20,651)	14.4%	7.4%

PMA Capital Corporation
Statements of Operations - Discontinued Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2008	2009	2009	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$3	$466	$2,093	$384	$(485)	$2,458	$2,537	NM	-3.1%

Net Premiums Written	$2	$(87)	$1,798	$360	$(755)	$1,316	$2,381	NM	-44.7%

Revenues:
Net premiums earned	$145	$617	$1,673	$(2)	$-	$2,288	$1,699	NM	34.7%
Net investment income	1,546	(878)	(937)	(1,066)	6,908	4,027	560	NM	NM
Total operating revenues	1,691	(261)	736	(1,068)	6,908	6,315	2,259	NM	NM

Losses and Expenses:
Losses and loss adjustment expenses	4,226	129	1,910	(175)	33	1,897	24,257	-99.2%	-92.2%
Acquisition expenses	339	1,199	120	104	14	1,437	446	-95.9%	NM
Operating expenses	2,228	2,577	2,397	2,101	4,945	12,020	9,016	NM	33.3%
Impairment charge / valuation adjustment	8,722	(4,387)	(2,172)	(2,722)	29,673	20,392	(9,902)	NM	NM
Total losses and expenses	15,515	(482)	2,255	(692)	34,665	35,746	23,817	NM	50.1%

Pre-tax operating income (loss) from discontinued operations	(13,824)	221	(1,519)	(376)	(27,757)	(29,431)	(21,558)	NM	-36.5%

Income tax expense (benefit)	(4,838)	77	(530)	(133)	(9,715)	(10,301)	(7,545)	NM	-36.5%

After-tax operating income (loss) from discontinued operations	(8,986)	144	(989)	(243)	(18,042)	(19,130)	(14,013)	NM	-36.5%

Realized gains (losses) after tax	1,146	(230)	(176)	203	(276)	(479)	1,236	NM	NM

Loss from discontinued operations	$(7,840)	$(86)	$(1,165)	$(40)	$(18,318)	$(19,609)	$(12,777)	NM	-53.5%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2009	2009	2009	2009	2009	2008

Receipts:
Premiums collected	$96,678	$109,089	$96,214	$105,816	$89,289	$400,408	$397,057
Claims service, commissions and other revenues	16,251	22,276	18,203	21,658	15,909	78,046	69,171
Investment income received	9,172	9,789	9,164	10,124	9,430	38,507	38,901
Total receipts	122,101	141,154	123,581	137,598	114,628	516,961	505,129

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	30,952	5,265	18,874	25,500	35,347	84,986	78,636
Losses and LAE paid - prior years	41,207	61,152	63,486	6,931	49,219	180,788	204,273
Total losses and LAE paid	72,159	66,417	82,360	32,431	84,566	265,774	282,909
Operating expenses paid	37,866	46,907	41,332	43,129	42,596	173,964	169,986
Commissions and premiums paid	580	1,680	2,090	3,270	(4,117)	2,923	7,006
Policyholders' dividends paid	1,592	863	2,401	1,264	1,633	6,161	6,275
Interest on corporate debt	2,645	2,526	2,437	2,388	2,344	9,695	10,951
Total disbursements	114,842	118,393	130,620	82,482	127,022	458,517	477,127

Net other	(691)	(629)	(1,459)	4,976	3,262	6,150	(406)

Net operating cash flows from continuing operations	6,568	22,132	(8,498)	60,092	(9,132)	64,594	27,596
Net operating cash flows from discontinued operations	(20,948)	(14,742)	(25,656)	(12,549)	(15,799)	(68,746)	(88,757)
Net operating cash flows	$(14,380)	$7,390	$(34,154)	$47,543	$(24,931)	(4,152)	$(61,161)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd		4th	Twelve		Twelve
	Quarter	Quarter	Quarter	Quarter		Quarter	Months		Months
	2008	2009	2009	2009		2009	2009		2008

Receipts:
Premiums collected	$96,678	$109,089	$96,214	$105,816		$89,289	$400,408		$397,057
Investment income received	9,029	9,703	9,062	9,985		9,417	38,167		38,361
Total receipts	105,707	118,792	105,276	115,801		98,706	438,575		435,418

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	30,952	5,265	18,874	25,500		35,347	84,986		78,636
Losses and LAE paid - prior years	41,207	61,152	63,486	6,931	1	49,219	180,788	1	204,273
Total losses and LAE paid	72,159	66,417	82,360	32,431		84,566	265,774		282,909
Operating expenses paid	23,391	30,060	27,192	24,079		27,792	109,123		111,132
Policyholders' dividends paid	1,592	863	2,401	1,264		1,633	6,161		6,275
Interest on corporate debt	185	194	144	139		126	603		808
Total disbursements	97,327	97,534	112,097	57,913		114,117	381,661		401,124

Net other	(18,635)	(1,205)	501	(3,712)		(11,932)	(16,348)		(17,742)

Net operating cash flows	$(10,255)	$20,053	$(6,320)	$54,176		$(27,343)	$40,566		$16,552

1	Reduced by $43.9 million received for a commutation with Houston Casualty Company.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2009	2009	2009	2009	2009	2008

Receipts:
Claims service, commissions and other revenues	$16,251	$22,276	$18,203	$21,658	$15,909	$78,046	$69,171
Investment income received	143	86	102	139	13	340	540
Total receipts	16,394	22,362	18,305	21,797	15,922	78,386	69,711

Disbursements:
Operating expenses paid	14,475	16,847	14,140	19,050	14,804	64,841	58,854
Commissions and premiums paid	580	1,680	2,090	3,270	(4,117)	2,923	7,006
Total disbursements	15,055	18,527	16,230	22,320	10,687	67,764	65,860

Net other	3,850	(242)	(3,644)	4,453	(2,690)	(2,123)	2,794

Net operating cash flows	$5,189	$3,593	$(1,569)	$3,930	$2,545	$8,499	$6,645

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	4th	1st	2nd		3rd	4th
	Quarter	Quarter	Quarter		Quarter	Quarter
	2008	2009	2009		2009	20091

PMA Pool 2	$332,915	$337,495	$373,654	3	$385,111	$417,330	4
PMA Capital Insurance Company5	34,468	29,252	26,446		30,202	-

PMA Capital Corporation
Statutory Financial Information - PMA Pool 2
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2009	2009	2009	20091	20091	2008

Net Premiums Written:
Workers' Compensation	$87,722	$101,891	$72,181	$102,329	$72,373	$348,774	$370,184
Other Commercial Lines	8,154	13,487	8,403	8,965	8,167	39,022	36,730
Total - PMA Pool	$95,876	$115,378	$80,584	$111,294	$80,540	$387,796	$406,914

Statutory Ratios:
Loss and LAE ratio	67.7%	71.6%	51.8%	68.9%	72.8%	66.1%	69.0%
Underwriting expense ratio	26.9%	21.1%	30.7%	22.0%	31.3%	25.5%	24.8%
Policyholders' dividend ratio	3.3%	1.2%	1.2%	1.4%	1.5%	1.3%	1.9%
Combined ratio	97.9%	93.9%	83.7%	92.3%	105.6%	92.9%	95.7%
Operating ratio	89.5%	85.8%	75.0%	83.5%	96.3%	84.2%	86.6%

1	Estimated.
2	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
3
The increase in statutory surplus during the second quarter of 2009 related primarily to statutory net income, which included a benefit from the commutation of a reinsurance agreement with an affiliated entity.

4	Includes impact of adoption of Statement of Statutory Accounting Principles No. 10R, "Income Taxes - Revised, A Temporary Replacement of SSAP No. 10."
5	Sold December 24, 2009.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	John M. Cochrane
Shareholder Relations	Interim Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5076
New York, NY 10038	email: john_cochrane@pmagroup.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	email: investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 2/17/2010):

	A.M. Best	Fitch	Moody's
PMA Pool 1	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
Insurance Company and Pennsylvania Manufacturers Indemnity Company.